Item 27. Exhibit (e)

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                                                   Contract # _________________
                                                             (For H.O. Use Only)
                                                   -----------------------------

                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                           Springfield, MA 01111-0001

                    VARIABLE ANNUITY CERTIFICATE APPLICATION
                    ----------------------------------------

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 1. PARTICIPANT INFORMATION                    NOTE: Participant must be same as Annuitant for all types of IRAs and 403(b) plans.
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 Name (First, MI, Last)                                Tax I.D./Social Security #

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 Address (No., Street)                                 Birth Date (Mo/Day/Yr)

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 Address (City, State, Zip)                            Sex:   [_] Male   [_] Female          Telephone Number
                                                                                             (   )
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 2. JOINT PARTICIPANT INFORMATION              NOTE: . Joint participant only allowed between spouses.
                                                     . Unless otherwise specified, both signatures will be required for all
                                                       Participant transactions.
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 Name (First, MI, Last)                                Social Security #

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 Address (No., Street)                                 Birth Date (Mo/Day/Yr)

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 Address (City, State, Zip)                            Sex:   [_] Male   [_] Female          Telephone Number
                                                                                             (   )
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 3. ANNUITANT INFORMATION                      NOTE: . Add Annuitant information only if different from Contract Owner.
                                                     . For additional instructions use Item 11.
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 Name (First, MI, Last)                                Tax I.D./Social Security #

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 Address (No., Street)                                 Birth Date (Mo/Day/Yr)

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 Address (City, State, Zip)                            Sex:   [_] Male   [_] Female          Telephone Number
                                                                                             (   )
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 4. BENEFICIARY INFORMATION                    NOTE: . In the event of the death of a Joint Participant, the surviving spouse shall become the Primary Beneficiary.
                                                     . For additional instructions use Item 11.
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 Primary Beneficiary: Name (First, MI, Last)           Relationship to Contract Owner        Tax I.D./Social Security #

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 Address (No., Street)                                 Birth Date (Mo/Day/Yr)                Telephone Number
                                                                                             (   )
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 Address (City, State, Zip)

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 Contingent Beneficiary: Name (First, MI, Last)        Relationship to Contract Owner        Tax I.D./Social Security #

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 Address (No., Street)                                 Birth Date (Mo/Day/Yr)                Telephone Number
                                                                                             (   )
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 Address (City, State, Zip)

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 5. PLAN INFORMATION
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 Non-Qualified Plan:   [_] Individual Plan

 Qualified Plan:       [_] Regular IRA--Tax year(s) ______, _______
                       [_] IRA Rollover/Transfer
                       [_] SEP-IRA
                       [_] Roth IRA
                       [_] 457 Deferred Compensation Plan
                       [_] TSA Plan (check one): Regular _____ Transfer _______

                       [_] Corporate, Plan Type Plan ____________________________________________
                       [_] Other ________________________________________________________________
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 6. INITIAL PURCHASE PAYMENT $ __________
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?

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 7. HEALTH INFORMATION
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 Do you have any reason to believe that the Death Benefit will become payable to the Beneficiary in the first Contract Year? Yes [_] No [_]
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 8. ANNUITY ACTIVITY
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 . Have you purchased another annuity from Massachusetts Mutual Life Insurance
   Company or its affiliates or subsidiaries, including C.M. Life Insurance
   Company, in the past 12 months? Yes [_] No [_]

 . Will the annuity applied for replace or change any existing individual or group life insurance or annuity? Yes [_] No [_]
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                              NOTE: . The Annuity Date must be the first day of
 9. ANNUITY DATE                      a calendar month.
                -----------         . The Annuity Date cannot be later than the
                (Mo/Day/Yr)           earlier of the Annuitant's 90th
                                      birthday or the maximum date permitted
                                      under state law.
                                    . If no election is made, the Annuity Date
                                      will be the earlier of the Annuitant's9
                                      0th birthday or the maximum date permitted
                                      under state law.
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 10. ANNUITY OPTIONS   NOTE: . If no election is made 30 days before the Annuity
                               Date, payments will be made under Option B with a
                               10 Year Period Certain.
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 [_] Option A - Life Income
 [_] Option B - Life Income with Period Certain: [_] 5 Yr. [_] 10 Yr. [_] 20 Yr.
 [_] Option C - Joint and Last Survivor
 [_] Option D - Joint and 2/3 Survivor
 [_] Option E - Period Certain: # of Years ____
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 11. MISCELLANEOUS INSTRUCTIONS/COMMENTS
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 12. CONTRACT OWNER AND ANNUITANT SIGNATURES
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 I hereby represent that the above information is correct and true to the best of my knowledge and belief and agree that this application shall be a part of the Certificate issued by the Company. ALL PAYMENTS AND VALUES PROVIDED BY THE
 CERTIFICATE BEING APPLIED FOR WHEN BASED ON INVESTMENT EXPERIENCE OF A
 VARIABLE ACCOUNT ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. I
 acknowledge receipt of a current prospectus for the Certificate.

 Signed at:                                               On:    /    /
           ------------------------------------- -------     ---- ---- ----
                          City                    State       (Mo/Day/Yr)
 Participant Signature
                      ------------------------------------------------------

 Joint Participant Signature
                            ------------------------------------------------

 Annuitant Signature (If other than a Participant)
                                                  --------------------------

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 13. NASD REGISTERED REPRESENTATIVE/AGENT/BROKER INFORMATION
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 Will the annuity applied for replace or change any existing individual or group life insurance or annuity? If yes, I have complied with all state replacement requirements. Yes [_] No [_]

 Is this replacement meant to be a tax-free exchange under Section 1035?
                                                                 Yes [_] No [_]

 I certify that I am NASD registered and state licensed for variable annuity contracts where this application is written and delivered.

 Signature of NASD Registered Representative/Agent/Broker
                                                         ----------------------
 Phone Number (   )
                    --------------------
 Print Name and License #/Code
                              -------------------------------------------------
 Name and Address of Firm
                         ------------------------------------------------------
 City                                     State            Zip
     -------------------------------------     -----------    -------------
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 Make check(s) payable to Massachusetts Mutual Life Insurance Company and mail this signed Application and the check to:
                                                   Massachusetts Mutual Life
                                                   Insurance Company
                                                   Annuity Service Center H565
                                                   P. O. Box 9067
                                                   Springfield, MA 01102-9067
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